UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT
                                -----------------


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: October 24, 2000
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                        (DATE OF EARLIEST EVENT REPORTED)


                            STERILE RECOVERIES, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



     FLORIDA                         000-20997                 59-3252632
----------------------            ----------------         -------------------
(State or other juris-            (Commission File         (I. R. S. Employer
diction of incorporation)              Number)              Identification No.)



                     28100 U.S. HIGHWAY 19 NORTH, SUITE 201
                            CLEARWATER, FLORIDA 33761
                    ----------------------------------------
                    (Address of Principal Executive Offices)


                                 (727) 726-4421
              ----------------------------------------------------
              (Registrant's Telephone Number, including area code)



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ITEM 5.  OTHER EVENTS.

SRI SIGNS IHN SURGICAL EXPRESS AGREEMENTS

         On September 13, 2000, Sterile Recoveries, Inc. ("SRI") announced the recent signings of UMass Memorial Medical Center, Inc., Worcester, Massachusetts and Rex Healthcare, Raleigh, North Carolina to its "Surgical Express(TM)" service. Surgical Express is SRI's comprehensive procedure-based surgical products program. The agreements with these two independent hospital networks (IHN's) provide for the exclusive use of SRI's Surgical Express program for their reusable products and their custom disposable accessory packs for all procedures. Service started at UMass Memorial at the beginning of this month and will start at Rex Healthcare later this month. Management expects that these two contracts, when fully implemented over the next six months, will generate revenues of $8 million annually.

SRI INTRODUCES SURGICAL EXPRESS FOR LAPAROSCOPY

         SRI recently began delivering to hospital customers its new laparoscopy program, Surgical Express for Laparoscopy. This new program combines the laparoscopic instruments of Aesculap, Inc. and SRI's Surgical Express products and services into an integrated program that (a) provides hospital customers with the reusable and disposable products, including instruments, that are needed for laparoscopic surgical procedures and (b) includes arrangements to deliver, retrieve and reprocess gowns, instruments, and other reusable product components. SRI charges customers a single per procedure price for the supplies and instruments required for a laparoscopic surgical procedure. SRI believes that the "Surgical Express for Laparoscopy" program offers the most complete and cost-effective supply management program on a procedure basis in the hospital supply industry. SRI estimates that 12-14% of all surgical procedures are now done with a laparoscope.

         SRI is offering the program pursuant to a Joint Marketing Agreement dated April 28, 2000, between SRI and Aesculap, Inc., one of the oldest and largest worldwide suppliers of surgical instruments. The agreement is for three years, and renews for additional three-year terms, unless either party provides notice of non-renewal at least 120 days before its expiration. The agreement provides for Aesculap to furnish and repair laparoscopic instruments. SRI delivers, retrieves and reprocesses the instruments and is responsible for customer relationships. Aesculap receives an agreed share of the revenues from each procedure, based on the number and kinds of procedures, and the number and combination of instruments for each procedure. Because Aesculap furnishes the instruments, SRI's return on capital should be favorably impacted by this new business.

         Aesculap's design facilitates disassembly of its instruments for cleaning and sterilization processes at SRI's facilities. SRI has installed and validated instrument-reprocessing equipment especially designed for laparoscopic instruments in three of its facilities, and expects to complete this process by year-end in its remaining facilities.

         SRI will focus its sales and marketing efforts in coming months on this new program, with support from Aesculap's domestic sales force. SRI anticipates it will benefit from a relatively shorter sales cycle for this new program than it has experienced with its total Surgical Express program, for the following reasons:

o SRI believes that hospitals will be attracted by the convenience of a complete supply management program that is provided and billed on a per procedure basis.

o The new program should be attractive to surgeons because of the recognized quality of Aesculap's instruments and SRI's reusable products. SRI believes that physicians influence hospitals' selection of surgical instruments more than other supply decisions.

o The new program represents a much smaller commitment for a hospital and an easier, simpler purchase decision for its staff, relative to comprehensive supply programs.

o SRI believes that hospitals now using disposable instruments will perceive the program as an opportunity to reduce the high costs they incur in constantly resupplying these instruments.

o SRI believes that hospitals now using reusable instruments are challenged in their ability to keep instrument sets readily available and maintain them in good repair. Hospitals also might not be able to efficiently and properly reprocess and sterilize their instruments. Effectively outsourcing this function is difficult.

o SRI believes that hospitals will find attractive an arrangement that allows them to schedule delivery of only the products that they need for scheduled surgical procedures, eliminating requirements that they maintain supply inventories and the handling and paperwork associated with purchasing, stocking, and moving, as well as accounting and paying for, the many items used in these procedures.

If it enjoys success with its "Surgical Express for Laparoscopy" program, SRI believes customers will seek to expand its instrument reprocessing services to instruments needed for other procedures. SRI is exploring other procedures and potential manufacturing partners that might be appropriate for these arrangements.

RISKS OF THE NEW PROGRAM

         Surgical Express for Laparoscopy is a new product offering for SRI. SRI is in its initial stages of implementing the program and remains subject to a risk that the market will not accept it. Further, SRI is relying on Aesculap as its major source of supply of laparoscopic instruments for the program. The Joint Marketing Agreement provides for Aesculap to furnish instruments for at least three years, subject to terms and conditions stated in the agreement. Any failure of Aesculap to furnish instruments for any reason would adversely affect SRI's ability to implement this program.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

10.37 Joint Marketing Agreement dated as of April 28, 2000, between Aesculap, Inc. and Sterile Recoveries, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       STERILE RECOVERIES, INC.
                                       (Registrant)


Dated: October 24, 2000                /s/ RICHARD T. ISEL
                                       ----------------------------------
                                       Richard T. Isel
                                       Chairman of the Board, President &
                                       Chief Executive Officer